Exhibit 99.2

   STRATEGIC & FINANCIALPLAN FOR VALUE CREATION  February 24, 2020

   FORWARD LOOKING STATEMENTS    This document describes long-term trends and is not about the recently completed fiscal quarter.This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions.All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net earnings, net earnings per share, free cash flow, operating profit, debt to EBITDA ratio, or other financial items; any statements of expectation or belief; any statements regarding HP’s long term plan, future strategy, potential future share repurchases, other potential returns of capital or any potential strategic transactions; any statements relating to the plans, strategies and objectives of management for future operations, including, but not limited to, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, including any projections of the amount, timing or impact of cost savings or restructuring or other charges, planned structural cost reductions and productivity initiatives, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include factors relating to HP’s ability to execute on its strategic plan, including the recently announced initiatives, business model changes and transformation; execution of planned structural cost reductions and productivity initiatives; potential developments involving Xerox Holdings Corporation; HP’s ability to complete any contemplated share repurchases, other capital return programs or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, business model changes and transformation; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; disruptions in operations from system security risks, data protection breaches, cyberattacks, extreme weather conditions, medical epidemics or pandemics such as the novel coronavirus, and other natural or manmade disasters or catastrophic events; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, and HP’s other filings with the SEC.Certain financial information set forth in this document reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from amounts reported in HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, Annual Report on Form 10-K for the fiscal year ended October 31, 2020, and HP’s other filings with the Securities and Exchange Commission. HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://investor.hp.com contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated, and new information is posted. The content of HP’s website is not incorporated by reference into this document or in any other report or document HP files with the SEC, and any references to HP’s website are intended to be inactive textual references only.

   Other important information    Important InformationThis document is not an offer to purchase or a solicitation of an offer to sell any securities. If a tender offer or exchange offer is commenced, HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by HP that is required to be mailed to stockholders will be mailed to HP stockholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’s SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP in connection with any tender offer or exchange offer, without charge at the SEC’s website at www.sec.gov.HP intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2020 Annual Meeting of Stockholders. Any definitive proxy statement and a white proxy card will be mailed to HP’s stockholders. HP STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by HP may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of HP’s website at http://www.hp.com. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.Certain information contained in this document and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. Permission to use quotes was neither sought nor obtained.Certain Information Concerning Participants HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. HP stockholders may obtain information regarding the names, affiliations and interests of HP’s directors and executive officers in HP’s Annual Report on Form 10-K for the year ended October 31, 2019, which was filed with the SEC on December 12, 2019, and its proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on February 26, 2019. To the extent holdings of HP securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by HP with the SEC in connection with the 2020 Annual Meeting, if and when it becomes available.

   CREATING VALUE FOR HP SHAREHOLDERS  WE ARE HIGHLY CONFIDENT IN OUR ABILITY TO DELIVER ON OUR COMMITMENTS  WE PLAN TO DELIVER NON-GAAP EPS OF $3.25 – $3.65 IN FY22 TO HP SHAREHOLDERS   WE BELIEVE VALUE CAN BE CREATED THROUGH CONSOLIDATION  Executing on our operating plan: driving projected non-GAAP operating profit of $4.7 – 5.1B in FY22 and cumulative free cash flow of $10.7 to $11.7B from FY20-22Driving aggressive cost takeout: targeting $1.2B structural cost reduction in FY22 with net flow through to non-GAAP operating profit of $650MUtilizing HP’s balance sheet for HP shareholders’ benefit: target $16B return of capital during FY20-22 (~50% of current market cap1); at least $8B of share repurchase in first 12 months  Operational strategy underpinned by realistic market assumptions with management team’s proven execution across our portfolio of businesses Already executing against structural cost reductions, productivity opportunities and growth businessesTrack record of delivering – met or beat non-GAAP EPS guidance 17 out of 17 quarters and free cash flow guidance 4 out of 4 years since separation  We led consolidation in the industry through our acquisition of Samsung Printing, demonstrating both cost takeout and incremental revenue opportunitiesExpect to continue to pursue consolidation opportunities but only when there is a path to create value for HP shareholders  Meaningfully undervalues HP, exchanging HP stock for cash and Xerox stock at a fundamentally flawed value exchange; does not compensate HP shareholders for the value of HP executing on strategic plan; transfers value from HP shareholders to Xerox shareholdersUses HP’s balance sheet as transaction consideration and creates irresponsible capital structure that jeopardizes the future value of the combined company and constrains its ability to invest in growth and innovation Overstates the transaction’s potential synergies by including HP’s existing plans for independent cost reductions and productivity gains  XEROX PROPOSAL WOULD CREATE SIGNIFICANT RISK, COMPROMISE HP’S FUTURE  1. As of February 6, 2020

   XErox PROPOSAL CREATES SIGNIFICANT RISK & COMPROMISES HP’s FUTURE  FLAWEDVALUE EXCHANGE  IRRESPONSIBLECAPITAL STRUCTURE  TRANSFERS VALUE FROM HP SHAREHOLDERS  Values HP’s leading Print & Personal Systems business@ 7.0x P/E¹ $59B revenue base ( 66% PS, 34% Printing) with #1 or #2 position in PC or Print in 49 countries²FY’16-19 revenue growth of $10.5B withstrong earnings and cash flow growthGrowth opportunities across geographiesand in new businesses  Values Xerox @ $37.68 – 9.4x P/E¹Xerox revenue base of $9.1B, a decline of $1.7B over last 3 years3Operating profit increased by only $22M4 despite $640M in gross savings in FY19Unclear long-term technology / supply roadmap  Utilizes HP balance sheet to fund transaction consideration~$15 of the $18.40 cash consideration / share funded by HP cash and debt capacityReduces HP shareholder participation to less than 50%, doubles Xerox shareholder participation to over 50%  Capital structure creates significantgoing concern riskProposed capital structure lacks understanding of HP’s working capital dynamicsXerox Proposal Debt / EBITDA5: 4.5x Print Peers5: 1.2xPC Oriented Peers5: 1.5xNo companies in S&P hardware index have Debt/EBITDA5 > 3.5 x  Reduces go forward capital returnSuspends buyback indefinitely Reduces dividends per share to HP shareholders by 79% from$0.70/share to $0.15/share6  Implied HP P/E based on Xerox’s proposal valuing HP at $24/share and the mid-point of HP’s FY22 guidance of $3.25 - $3.65. Xerox P/E based on XRX stock price as of February 6, 2020, and the XRX FY22 consensus estimate of $4.01.Data represents HP internal classification for total PC’s and Home + Office based on IDC 4Q19 reportedXerox as reported revenue of $10.8B in CY2016 and $9.1B in CY2019.Xerox operating profit excludes impact of $77M of one-time OEM fee in FY2019.Print peers include Epson, Canon, and Brother. PC oriented peers include Acer, Asus and Lenovo. Debt / FY2019 Non-GAAP EBITDA for S&P 500 Technology Hardware & Equipment Index. Peer calendarized to October FYE. XRX reflects Dec FYE financials.HP’s annual dividend per share of ~$0.70 calculated by annualizing quarterly FY20 dividends of ~$0.18 per share.HP’s PF dividend per shareof ~$0.15 calculated by multiplying the exchange ratio of 0.149x (as of 06-Feb-2020) by Xerox’s stated PF dividends per share of $1.00 per share.  Xerox $2B synergy estimates attempt to transfer value of HP cost actionsHP is already executing on our $1.2B structural cost savings plan and more than $1B of ongoing productivity actionsHP estimates potential synergies from a combination of ~$1B  HP private   5

   TARGETING NON-GAAP EPS GROWTH OF 45% TO 63% from FY19 to FY22    DELIVERINGVALUE  $3.25 – $3.65Non-GAAP EPS(FY22)  $4.7 – $5.1B   $10.7 – $11.7B     Profitable growth &strong free cash flow  ~$16B  ENHANCED CAPITAL RETURN & OPTIMIZE BALANCE SHEET  Projected non-GAAP Operating Profit FY22  Projected Cumulative Free Cash Flow(FY20-FY22)  Projected Cumulative Capital Return(FY20-FY22)  At least $8B  Projected share repurchase in the first 12 months following 2020 Annual Meeting of Stockholders

 Executional excellence underscoresour RELENTLESS FOCUS ON COST SAVINGS  FY20-FY22 STRUCTURAL COST REDUCTION & PRODUCTIVITY SAVINGS    Projected operating profit flow thru of ~$650M by FY22    Operating Model  $400M  Business Units & Operations  $280M  Service & Commercial Excellence  $170M  Corporate Function  $240M  Digitization  $110M    Pricing and increased competitiveness    Ongoing ProductivitySavings  13-16% of Total HC HeadcountReduction  7,000 – 9,000  Restructuring GrossRun Rate Savings  $1.2B  Material cost reductions  Logistics network efficiency  Reduced third party spend  Consolidation of vendors  >$1.0B

   CLEAR LINE OF SIGHT TO ~$650m IN NET FLOW THROUGH  Target Gross Savingsby Year-end  Transition from 3 regions to 1 Commercial office  Migration to R&D Centers of Excellence  Standardization of global processes (category planning & operations, sales operations, pricing, field sales motions)  Optimization of coverage   Software assets and Print applications portfolio consolidation - from 12 to 2  Enablement of lean product and process development  Growth of digital support services (e.g., bots, self-service, device self-healing) – increasing to 75% self-service  Infrastructure / automated diagnostics to reduce support interventions  Standardized support levels  Location strategy: close sites  Operational business reporting and automation  End to end business planning automation  Standardization of global HP reporting  Creation of Reporting Center of Excellence  NA and EMEA Print business deployed onto new ERP platform  Full ERP deployment, from 13 platforms to 1 (APJ, Mfg, Finance)  Core Print firmware – reduction of 5 platforms to 2  Location strategy: close sites  Consolidation of Marketing functions under CMO  Consolidation of R&D Management and Print CoEs   Enhancement of product quality to improve cost structure and customer experience  Call center consolidation  Expansion of outsourced services  Streamlining Marketing spend, events, and production agencies   Optimization of factory locations  End to end freight management optimization  Digital process enablement  Location strategy: close sites  FY20  FY21  FY22  40% Year 1  75% Year 2  100% Year 3  OperatingModel  BusinessUnits &Operations  Service &CommercialExcellence  CorporateFunction  Digitize  Christoph SchellChief Commercial OfficerVikrant BatraChief Marketing Officer  Tuan TranPresident, Imaging,Printing & SolutionsAlex ChoPresident ofPersonal SystemsAntoine SimonnetHead of Supply Chain  Kim RiveraPresident, Strategy& Business Management,Chief Legal OfficerChristoph SchellChief Commercial OfficerVikrant BatraChief Marketing Officer  Kim RiveraPresident, Strategy& Business Management,Chief Legal OfficerSteve FielerChief Financial Officer  Richard BaileyChief TransformationOfficer  OWNERS

     Revenue growthat or above market  Operating profit3.5 – 5.5%Grow OP $  CREATING VALUE BY ADVANCING LEADERSHIP IN PERSONAL SYSTEMS  LONG-TERMOPERATING MODEL  Growing TAMLarge & growing $330B+ TAM5  Improving mixIncrease mix in higher-engagement, higher-value segments including attach, gaming ecosystem and device services  Innovation and executionInnovate & reinvent computing experiences Increase lifetime value of large installed baseAccelerate services & solutions  Cost reductionsDrive cost productivity & efficiency  Profitable share growthGain profitable share in higher value, premium segments  DRIVING OPERATINGPROFIT GROWTH    MARKET LEADERSHIP  PC ClientShare2   24%  Share inAPJ3  #2  Share in America & EMEA3  #1  Net Promoter Score4Consumer Premium PC   +14 pts    HP 2019 & 2016 10K Reported Financial Data HP Unit Share for HP CQ4’19 from IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop, Notebook, Workstation, and excluding detachables. IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop, Notebook, Workstation and excluding detachables. Other OS includes MacOS, and unnamed others in IDC data. Other CPU includes Rockchip, Mediatek, Samsung, Qualcomm, Nvidia, VIA, Baikal and unnamed othersConsumer Premium NPS growth for Spectre devices. Based on registered user surveys via Medallia, Products shipped on CY19 vs CY18.TAM based on HP internal analysis. Projections based on currently available data and estimates.  $1.2  $1.9  +18% CAGR    $29.9  $38.7  +9% CAGR    Operating Profit ($B)1  Revenue ($B)1

     CREATING VALUE BY ADVANCING LEADERSHIP IN PRINT    HP 2019 & 2016 10K Reported Financial DataData represents HP internal classification for Office, Home and Graphics based on 19CQ4 IDC reported3D Hubs Manufacturing Network TAM based on HP internal analysis. Projections based on currently available data and estimates.  Large TAMLarge and stable $200B+ TAM4Growth in graphics / 3D  Increase Supplies shareLeverage Ink playbook to improve Share in Toner Supplies  Disrupt in industrial businessesGraphics: Drive analog to digital transformation3D: Massive opportunity to transform manufacturing withhighly differentiated IP  Grow contractualGrow Instant Ink & Managed Print Services  Reduced costDrive structural cost reduction across the business  Expand hardware marginsImprove hardware profitability & optimize portfolio to reducethe number of unprofitable customers   Revenue growthat or above market  Operating profit16 – 18%Grow OP $    Most used industrial3D printer  3D3  Office2  1#  Graphics2  #1  Home2  #1  $18.1  $20.1  $3.1  $3.2  +3% CAGR  +1% CAGR      LONG-TERMOPERATING MODEL  DRIVING OPERATINGPROFIT GROWTH  MARKET LEADERSHIP  Operating Profit ($B)1  Revenue ($B)1

   OPTIMIZING BALANCE SHEET & MAINTAININGCOMMITMENT TO AGGRESSIVE CAPITAL RETURNS  COMMITTED TO AGGRESSIVE RETURN OF CAPITAL TO shareholders  UTILIZING BALANCE SHEET STRENGTH  Target gross leverage ratio 1.5x - 2.0x Debt / EBITDADeploy excess cash on balance sheet & utilize debt capacityCommitment to maintain investment grade rating & strong balance sheet  Target ~$16B return of capital during FY20-22; at least $8B of share repurchase over first 12 monthsTarget long-term return of capital of 100% of free cash flow, unless higher ROI opportunities emergeIncrease total share repurchase authorization to $15B, previously authorized $5B in October 2019Grow dividend per share at least in-line with earningsPursue disciplined, value-creating, accretive M&A

       $2.90 – $3.10  +/- $0.41  +/- $0.35  $3.25 – $3.65  +$650M OP dollars from structural cost reductionRoughly flat revenue in line with marketsNo material change to tax rate or OI&E75% return of capital   Executing on our value creation planFY19 to FY22 non-Gaap EPS outlook  Incremental upfront share repurchaseHigher OI&E100% return of capital  Operational planExecuting on profitable growth and cash flow generation  increased CAPITAL return  $2.24 (non-GAAP)  +/- $0.45  1  1. FY19 GAAP EPS was $2.07

   HP HAS CONSISTENTLY DELIVERED ON COMMITMENTS  EXPERIENCED CAPITAL ALLOCATOR ACROSSCONSOLIDATION & OTHER TRANSACTIONS  CREATING NEW BUSINESSES  Streamlined portfolio in Print  Largest, most complex transaction at the time  GAAP EPS growth  DELIVERING CONSISTENT PERFORMANCEBY GROWING TOP AND BOTTOMLINE  DISCIPLINED CAPITAL RETURN  Revenue Growth  Profit Growth  3D & Digital Manufacturing  Gaming  Instant Ink  Marketing Optimization Software Assets  Cumulative cash flow from op. (Last 3 years)  $12.9B  Cumulative free cash flow (Last 3 years)  $11.5B  Capital returned to shareholders(Last 3 years)  $9.1B  FY16  FY19      $48B  $59B  Beat or metconsensus non-GAAP EPS for 17/17of past quarters  45%  40%  Non-GAAP EPS growth(FY16-FY19)      Accelerate disruption in A3 segment through acquisition of printer business  Printing  2017Acquisition  2016Divestiture  2015Separation  $10.5B  Most used Industrial 3D Printer1  $0 $1Bin 18 months2  6M+subscribers  3D Hubs Manufacturing Network HP Omen total revenue from launch in FYQ3’16 to FYQ4’17

     Executing on our value creation plan     OUR STRATEGY IS WORKINGAdvancing our leadership in Personal Systems & Print,disrupting industrial businesses and transforming the way we work  We plan to delivernon-GAAP EPS of$3.25 – $3.65 in FY22      Additional value creation opportunity through consolidation  Experienced management team, highly confident in our ability to deliveron our commitments    15

   SUPPLEMENTAL MATERIALS  16

   EXECUTION ACROSS OUR PORTFOLIO OF LEADING BUSINESSES  17

   39%PS Notebooks  HP is a Global Leader with a Diverse Portfolio and Global Scale Built on a Platform of Strong IP and Innovation  Creating long-term shareholder value  Market leader withbroader portfolio  RECOGNIZED LEADER      Scale & reach  Market Leader#1 or #2In Print or PC in 49 Countries2  22%PrintSupplies  12%PrintHardware  27%PS Desktops & Other  $59BFY19 Revenue  Optimized Supply Chain  Innovation & IP27K+Patents1  Robust Ecosystem250KChannel Partners1  1Printer per sec1  2PCs per sec1  #6  #1  #11  * Reprinted with permission from Barron’s, Newsweek and Wall Street JournalAs of FY19Data represents HP internal classification for total PC’s and Home + Office based on IDC 4Q19 reported

   CREATING VALUE BY ADVANCINGLEADERSHIP IN personal systems  MarketLeadership  Personal Systemsgrowth      Key driversfor growth  Share inAPJ2  #2  Share in America2  #1  Share inEMEA2  #1  Revenue ($B)1  +9% CAGR  Operating Profit ($B)1  +18% CAGR  29.7%  28.4%  15.1%    TAM Growth+4.3% CAGR3  Innovation &Operational Excellence50+ ‘Best of CES’ 2020 Awards4  Profitable share gain & mix+3.2% share gain in Premium5  $29.9  $38.7  $1.2  $1.9  HP 2019 & 2016 10K Reported Financial DataHP Unit Share for HP CQ4’19 from IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop,Notebook, Workstation, and excluding detachables. TAM based on HP internal analysis, CY’19-’23. Projections based on currently available data and estimates.#1 award in ‘Product’ category, and not considering iPad as a PC. #1 of 206 brands in Computer Product category based on the cumulative award points from 2016-2020HP Unit Share, CQ4’19 vs. CQ4, 16, from IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop, Notebook, Workstation, and excluding detachables. Premium: Commercial >$999, Consumer>$799.

   LARGE MARKET WITH PC RELEVANCE INCREASING   CAGR CY19-23  +4.3%  $330B+        Gen Z4  Millennials4  Tablets  Smartphone  PC  -6%  -50%  Solutions1Retail SolutionsCollaborationVirtual Reality    ~$30  ~$82  ~$220  Attach and Services1Device as a Service2 / SecurityTransactional ServicesDisplays and Accessories  Compute End-point3PCsWorkstationsDetachablesThin Clients  +27%  +8%  (2)%  +45%                                        HIGHER PC USAGE  Personal SystemsTAM ($B)      TAM based on HP internal analysis. Projections based on currently available data and estimates.DaaS includes the services component only for mobility (notebooks) and desktops, workstations,thin clients, and retail point of sale devicesIDC forecast revenue, September 2019HP Proprietary Research, Device Usage study, Telemetry data for US and UK, 2019;Millennials: Ages 23-28; Gen Z: Ages 22 and underHP Creative Research, US, China, and Germany, 2019 HP Device Usage study, US and UK, 2019  Hours / week  27  Hours / week  32  HIGHERENGAGEMENT  Create61%of PC Users are Generating Content5  Consumer25%of PC Time Spent by Gen Zto Consume Media6  Collaborate91%of Gen Z Use PC for Collaboration6

     DRIVING GROWTH THROUGH INNOVATION  HP ELITE DRAGONFLY  82% recycled materials and World’s First Notebook with Ocean-bound Plastics4  World’s Lightest Compact Business Convertible2 – Under 1Kg  World’s Most Secure PC’s Now With Privacy Camera & Privacy Screen1   World’s First Laptop with Built-in Tile3  OMEN X 2SWorld’s First Dual-screen Gaming Laptop6  OMEN Command CenterNew Cutting-edge Services   OMEN Accessories7Curated Displays, Mouse, Keyboard and Headsets   TechPulse Automation & AI Platform  Based on HP’s unique and comprehensive security capabilities at no additional cost and HP Manageability Integration Kit’s management of every aspect of a PC including hardware, BIOS and software management using Microsoft System Center Configuration Manager among vendors with >1M unit annual sales as of November 2016 on HP Elite PCs with7th Gen and higher Intel® Core® Processors, Intel® integrated graphics, and Intel® WLAN. HP Privacy Camera only available PCs equipped with HD or IR camera and must be installed at the factory. HP Sure View Gen3 integrated privacy screen is an optional feature that must be configured at purchase and is designed to function in landscape orientation.Based on compact business convertibles with 8th Gen or 10th Gen Intel® Core™ i U series processor, Windows Pro OS, vPro™ and a convertible non-detachable design under 59 cubic inches as of August 2019.Based on HP’s internal analysis of notebooks with factory preinstalled Tile tracking hardware and software as of December 2019. Planned availability on HP ELITE DRAGONFLY Q1 2020. Must be configured at purchase82% by weight. Mechanical parts include chassis, speaker box, keycap mechanism, battery frame and other small mechanical parts. Applies to Dragonfly Family starting January 2020. Notebook speaker enclosure component made with 5% ocean bound plastic as of August 2019Based on HP's internal analysis as of August 2019.Notebook speaker enclosure component made with 5% ocean bound plastic as of August 2019The 5G module is optional and must be configured at the factory. Module designed for 5G networks up to 3.8 Gbps download speeds as carriers deploy Evolved-Universal Terrestrial Radio Access New Radio Dual Connectivity (ENDC) with both 100Mhz of 5G NR and LTE channel bandwidth, using 256QAM 4x4, requires activation andseparately purchased service contractBased on gaming laptops shipped as of April 15, 2019 with integrated dual-screens. Gaming laptops defined as models targeting gamers with NVIDIA® GeForce® GTX 1060 or NVIDIA® GeForce RTX™ or AMD Radeon™ R9 or AMD Radeon™ RX 470 & above Gfx, excluding detachable PC’s OMEN by HP Accessories: HP Mindframe Headset, HP Outpost Mousepad, HP Photon Wireless Mouse, HP Sequencer Keyboard, OMEN X Display  Gigabit-class 5G LTE5  Security  Lifecycle Services  Device Management  Growlifetime value ecosystem  Reinventcomputing experiences      AccelerateENGAGEMENT

       LEVERAGING POSITION OF STRENGTH FOR CONTINUED GROWTH  Share in highervalue categories  PC market share evolution  PC landscape diversifying: OS & CPU  IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop, Notebook, Workstation and excluding detachables. Other OS includes MacOS, and unnamed others in IDC data. Other CPU includes Rockchip, Mediatek, Samsung, Qualcomm, Nvidia, VIA, Baikal and unnamed others HP Unit Share for HP CQ4’19 and Share Growth over CQ416 from IDC PCD WW Quarterly Tracker CQ4’19, inclusive of Desktop, Notebook, Workstation, and excluding detachables. Premium: Commercial >$999, Consumer>$799. Devices branded as Gaming by IDC. ‘Rest of PC’ excludes Gaming & Premium.Unit share data for HP CQ3’19 and share change over CQ316. HP internal analysis of purpose built POS systems from IHL Q3 POS Shipment ReportBased on HP’s internal analysis of computing platforms including mobiles (Laptops, Convertibles, Detachables, Tablets, and Mobile WS) and desktops (including AiOs and workstations), RPOS, thin clients, purpose built for healthcare, VR non-gaming backpacks offering Windows, Linux, FreeDOS, Chrome, Android, Mac, iOS and Intel, AMD, Qualcomm, Mediatek and ARM processors and excluding refurbished products, phones and servers based on competitors’ official publicly available websites as of Feb 4, 2020.  HP Under-indexed but Gaining Share  Scale and Innovation Driving HP’s Growth(IDC PC Client Unit share1)  HP has Industry’s Broadest Computing Portfolio across CPU and OS4(IDC PC Client Unit Mix1)  2019  2013  2016    HP Share Growth  HP UnitShare  Premium2  +3.2 pts  21.9%  Gaming2  +4.4 pts  11.4%  RetailPoint of Sale3  +5.8 pts  13.0%  Rest of PC2  +1.8 pts  25.7%            86%  2019  2016  87%  Chrome  Windows  Others            90%  85%  0%  2016  0%  2019  AMD  Intel  Others

 TAM growth  Innovation  Profitable share gain  Improved mix  Cost reduction  DELIVERING STRONG PERSONAL SYSTEMS PERFORMANCE    LONG-TERMOPERATING MODEL  FOUNDATION FOR VALUE CREATION  +    Revenue growthat or above market  Operating profit3.5 – 5.5%Grow OP $

   CREATING VALUE BY ADVANCING LEADERSHIP IN PRINT  PRINTGROWTH  GROW NEWOPPORTUNITIES  1. HP 2019 & 2016 10K Reported Financial Data2. Data represents HP Internal classification for Office, Home and Graphics based on IDC 4Q19 reported3. Managed Print Services defined as direct, indirect (partner MPS, channel MPS), support services and owned channel4. 3D Hubs Manufacturing Network  #1  MarketLeadership  Office2  #1  Home2  #1  Graphics2  3D  Most used industrial3D printer4          SubscribersCreated and ScaledInstant Ink Business  6M+  FY16-FY19ManagedPrint Services growth3  >60%      $18.1  $20.1  $3.1  $3.2  +3% CAGR  +1% CAGR      Revenue ($B)1  Operating Profit ($B)1

 print Market is large and stable  Print paper market(tons M)  Print market opportunity(Revenue $B)            16.7  16.9  17.2  16.5  16.8  16.9  17.2  17.2  17.0  17.0  17.1  17.1  17.0  16.7  16.8  CY10  CY20  CY24  CY10  Office  CY20  Home  $206  $211  CY24  Media  $213  Graphics  $213  $205  $212  $210  $207  $205  $207  $206  $206  $206  $206  $207      Source: RISI Global 2018  Source: HP Market Size analysis

   Executing a consistent strategy  EVOLVINGMARKETPLACE   PRINT STRATEGY  HP private   25          Office market is flatHome market is decliningGrowing Graphics & 3D  Emergence ofEverything as a Servicemodel  Imitation Suppliesexploiting marketinefficiency  Execute ink share gain playbook in toner  Increase Supplies share  Continue to build on success in growingconsumer & commercial contractual business  Grow contractual  Address market inefficiency by rebalancing system value towards hardwareReduce number of unprofitable customers  Optimize system profitability  Lead the analog to digital transformation in graphicsDisrupt with 3D & Digital Manufacturing  Grow Graphics & 3D             IncreaseSupplies Share    GrowContractual    Optimize System Profitability    Grow Graphics and 3D

       Note: HP internal analysis  Executing ink share gain playbook in toner  New mechanical & toner formulation  Toner authentication  Contractual expansion  IP enforcement  Drive preference for HP supplies  Successful INK actions Technology refreshesAuthenticationInstant Ink acceleration  FY19  FY12  FY15  IP enforcementDrive preference forHP supplies           GrowContractual  Optimize System Profitability      Grow Graphics and 3D    +5pts            HP Success inINK Market Share  Executing Playbookin TONER  IncreaseSupplies Share

 Market leading innovator and disruptor4#1 in security5    HP Analysis, compared with traditional customers for Deskjet, Envy, Officejet customersFor customers remaining enrolled after 12 monthsManaged Print Services defined as Direct, Indirect (partner MPS + channel MPS) + Support Services + Owned ChannelQuocirca, PRINT2025: The journey to digital reinvention, Quocirca, Louella Fernandes, November 2019 (Second Edition)HP’s most advanced embedded security features are available on HP Enterprise-class devices with FutureSmart firmware 4.5 or above and isbased on HP review of 2018 published embedded security features of competitive in-class printers. For more information, visit: hp.com/go/printersecurityclaimsHP Office Contractual revenueCompany Annual Reports; Total company revenue change FY16-FY19, used as a proxy for contractual revenue growth  Hp success in consumer and office contractual growth            Consumer Services:Instant InkInstant Ink subscriber growth  Commercial Services:Managed Print Services  >6M+  Subscribers  3X  FY16 vs. FY19  20% higher usage per customer120% longer printer life1>90% customer retention2Enabled by scaled cloud infrastructure  >60%6  FY16 – FY19 Contractual Revenue Growth  HP is Outperforming Xerox  -16%7  $2.8B3  FY19 Revenue               GrowContractual  Optimize System Profitability      Grow Graphics and 3D    IncreaseSupplies Share

   Address MARKET inefficiency & Reduceunprofitable Customers    Least profitable customers  Most profitable customers  Customerprofitability            Customer profitabilitysnapshot  Opportunity~25% of customers are not profitable: they don’t buy HP supplies or they use imitation suppliesBy shifting more business to upfront, contractual, and optimized pricing models, HP has an opportunity to evolve print business profitabilityStrategy enabled by big data built on unique cloud infrastructure developed over past 3 years  Customer choiceEnd to End System:Rewards loyal customers that use HP Printer and HP Supplies Flexible System:Customers that want choice of Supplies pay full value for Hardware  ConfidenceCustomer research1: 8 of 10 customers believe End to End is a better valuevs. the traditional model, 3 of 10 competition print customers switch preference from competition to HP End to End  Focus on total system valueCustomer choice with better value for loyal customersIncreased Hardware Gross MarginMaximize system value               GrowContractual  Optimize System Profitability      Grow Graphics and 3D    IncreaseSupplies Share    ~25%UnprofitableCustomers  reduce mix of unprofitable customers by 10 points over 3 years  HP customer research, 2019.

 Units  ARU  Hardware margin  NPV per unit    Business model transition drivespositive financial impact  Evolving business models with gradual transition towards higher system value units over next 3-5 yearsBeyond FY22, units expected to growwith marketIncrease Supplies share          PRINT BUSINESS PROFILE                         GrowContractual  Optimize System Profitability      Grow Graphics and 3D    IncreaseSupplies Share

 Leading the analog to digitaltransformation in graphics  Personalization  Print on Demand      Short Time to Market  Security Features (Counterfeit)  Design & Technical Production  Signage & Decoration  General Commercial& Publishing3  Textiles4  Labels  Packaging5  0.5%  3.0%  4.0%  7.0%  >25.0%  9.0%  Digital TAM CAGR(CY19-23)2          DRIVING ANALOG TODIGITAL TRANSFORMATIONMarket TRENDS & DRIVERS  Hp leadership      Large (~$50B2) andGrowing opportunity   #1  Large Format Design1  #1  Large Format Production1  #1  Digital Press Label and Packaging1  >10%  Graphics Page Growth(FY19Y/Y)  2. CY19-23 data are projections based on available data and estimates, Sept 20193. Includes mid range production and high volume production4. Textiles Includes: Soft signage, Fashion/Apparel, Direct To Garment (DTG),Home Textiles (window blinds, bedding) 5. Packaging includes Corrugated, Flexible Packaging & Folding Carton               GrowContractual  Optimize System Profitability      Grow Graphics and 3D    IncreaseSupplies Share    1. Unit share - Data represents HP internal classification for Graphics based on IDC 4Q19 reported

        disrupt with 3d & digital manufacturing                GrowContractual  Optimize System Profitability      Grow Graphics and 3D    IncreaseSupplies Share    We arewinning  Tangible proofpoints  Thermoplastic printers with an ASP of $100,000-$500,000.Source: Context AM3DP 2019Q4 Report3D Hubs Manufacturing Network  Dental aligners  Partnering with leading auto manufacturer  Service provider:Multi-use plastic & metal parts  Alliance with leading industrial solutions company  Footwear  Material providers  Disrupt industrial businesses                  Most Used Industrial3D Printer2  50% Market Share inIndustrial Plastic1  10,000 Metal PartsMilestone with Volkswagen  3,000+ Patents Leveraging 30+ years ofInnovation in Microfluidics  HP Digital ManufacturingNetwork Expansion        ~$500BFuture TAM  Today’s TAM

 DELIVERING STRONG print PERFORMANCE            LONG-TERMOPERATING MODEL  Revenue growthat or above market  Operating profit16 – 18%Grow OP $  FOUNDATION FOR VALUE CREATION  Reduce print cost structure  Stable TAM  Increase supplies share  Grow contractual  Optimize system profitability  Grow graphics and 3D  +               IncreaseSupplies Share    GrowContractual    Optimize System Profitability    Grow Graphics and 3D

 Xerox Proposal Creates Significant Risk & Compromises The Future for HP Shareholders

 XEROX  $9B (and shrinking) revenuePRINt business  Losing share in core businessNo access to Asian growth marketLimited footprint in graphics and 3DUnclear long-term technology / supply roadmap  In midst of turnaround  Revenue declines mostly offsetting cost takeoutMissed last 4 out of 7 quarters on consensusrevenue estimates  Xeroxvalued at9.4xFY22 EPS2    XEROX PROPOSAL SIGNIFICANTLY UNDERVALUES HP  HP  $59B growing revenue business withglobal and diversified portfolio  #1 or #2 in 49 countries in PS or Print1Growing MPS business, >60% revenue increase FY’16–19Leading 3D businessLeading Graphics business  Consistent earnings and cashflow outperformance  Increased non-GAAP operating profit from $3.8B to $4.3B from FY’16–19; increased free cash flow from $2.8B to $4.0B from FY’16–19Met or Beat 17 out of 17 quarters onconsensus non-GAAP EPS estimates  Valued byXerox7.0xFY22 EPS2    Data represents HP internal classification for total PC’s and Home + Office based on IDC 4Q19 reportedImplied HP P/E based on Xerox’s proposal valuing HP at $24/share and the mid-point of HP’s FY22 guidance of $3.25 - $3.65. Xerox P/E based on XRX stock price as of February 6, 2020, and the XRX FY22 consensus estimate of $4.01.

 Xerox proposal attempts to utilize HP Balance sheet to fund acquisition of hp & creates significant going concern risk  Note: Unless otherwise stated, financials reflected FYE October for HP and FYE December for Xerox. Xerox financials are adjusted to exclude one-time OEM license fee of $77M ($58M post-tax) in FY2019. 1 Calculated as fiscal year cash flow from continuing operations less capital expenditures.2. As of October 31st 20193. Print peers include Epson, Canon, and Brother. PC oriented peers include Acer, Asus and Lenovo. Debt / FY2019 Non-GAAP EBITDA for S&P 500 Technology Hardware & Equipment Index. All financials calendarized to October FYE.4. HP’s annual dividend per share of ~$0.70 calculated by annualizing quarterly FY20 dividends of ~$0.18 per share. HP’s PF dividend per share of ~$0.15 calculated by multiplying the exchange ratio of 0.149x (as of 06-Feb-2020) by Xerox’s stated PF dividends per share of $1.00 per share.  HP Generates 75 – 80%of Combined CompanyeBITDA & FCF      FCF1  EBITDA  $15 of CashConsideration Per Sharefrom HP Balance Sheet  HP IncrementalDebt Capacity @ 4.5x  HP Cash  1.5x – 2.0x Debt / EBITDA more appropriate capital structureMinimum cash to run complex global business with significantintra-quarter cash swings is greater than the $1B estimate proposed by XeroxXerox capital structure negatively impacts HP shareholder capital returnsSuspend buyback indefinitelyReduce dividend per share to HP shareholders by 79% from $0.70 to $0.15 per share4  No companies in S&P IT hardware index3with >3.5x Debt / EBITDA  4.5x Debt / EBITDACreates SignificantGoing Concern Risk  Print PeersMedian3  Pro FormaCompany  PC OrientedPeers Median3      ~$15= in cash per share  75%+= of cash consideration

   $ in millions, except tax rate and pershare amounts  GAAP  Amortizationofintangible assets  Restructuring and other charges  Acquisition-related charges  Defined benefit plan settlement charges  Taxadjustments  Non-operating retirement related credits /(charges)  Non-GAAP  Revenue  $58,756              $58,756  Cost of revenue  47,586              47,586  Total OpEx  7,293  (116)  (275)  (35)        6,867  Operating profit  3,877  116  275  35        4,303  Interest and other, net  (1,354)          1,177  (68)  (245)  Pre-tax earnings  2,523  116  275  35    1,177  (68)  4,058  Income tax  629  (25)  (58)  (9)    (1,197)  11  (649)  Tax rate  -24.9%              16.0%  Net earnings  3,152  91  217  26    (20)  (57)  $3,409  Diluted netearnings per share  $2.07              $2.24  FY19 GAAP to non-GAAP bridge  36      A description of HP’s use of non-GAAP information is provided on slide 3 under “Use of non-GAAP financial information”